                                  EXHIBIT 99.2

PRO FORMA FINANCIAL INFORMATION

     UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

        Unaudited Pro Forma Combined Balance Sheet as of March 31, 2003 Unaudited Pro Forma Combined Statement of Income for the Three Months Ended March 31, 2003
        Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 2002
        Notes to Unaudited Pro Forma Combined Financial Statements

                            VALERO ENERGY CORPORATION

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

         The following unaudited pro forma combined financial statements give effect to the acquisition of Orion Refining Corporation (Orion) as described in Valero's Form 8-K dated July 15, 2003. The unaudited pro forma combined balance sheet as of March 31, 2003 is presented as if the Orion acquisition had occurred on that date. The unaudited pro forma combined statements of income for the three months ended March 31, 2003 and the year ended December 31, 2002 assume that the acquisition occurred on January 1, 2002. The Orion acquisition is being accounted for using the purchase method of accounting, with the purchase price allocated to the assets acquired and liabilities assumed based on estimated fair values, pending the completion of an independent appraisal.

         The unaudited pro forma combined financial statements should be read in conjunction with (i) the historical consolidated financial statements of Valero included in its quarterly report on Form 10-Q for the three months ended March 31, 2003 and its annual report on Form 10-K for the year ended December 31, 2002, and (ii) the historical consolidated financial statements of Orion Refining Corporation included in this Form 8-K/A. The unaudited pro forma combined financial statements are not necessarily indicative of the financial position that would have been obtained or the financial results that would have occurred if the Orion acquisition had been consummated on the dates indicated, nor are they necessarily indicative of the financial position or financial results in the future. The pro forma adjustments, as described in the Notes to Pro Forma Combined Financial Statements, are based upon available information and upon certain assumptions that Valero's management believes are reasonable.

                            VALERO ENERGY CORPORATION

                        PRO FORMA COMBINED BALANCE SHEET
                                 MARCH 31, 2003
                                  (IN MILLIONS)
                                   (UNAUDITED)

                                                                 Valero        Orion         Pro Forma      Pro Forma
                                                               Historical   Historical      Adjustments      Combined
                                                              -----------   ----------      -----------     ---------
                             ASSETS
Current assets:
   Cash and temporary cash investments..................      $     740.9   $       7.1     $     (7.1)(a)  $    433.3
                                                                                                (153.1)(b)
                                                                                                (154.5)(b)
   Restricted cash.......................................            29.9             -              -            29.9

   Receivables, net......................................         1,696.2          16.6          (16.6)(a)     1,696.2
   Inventories...........................................         1,605.3         108.1         (108.1)(a)     1,759.8
                                                                                                 154.5 (b)
   Current deferred income tax assets....................            61.3             -              -            61.3
   Prepaid expenses and other current assets.............            57.3          16.1          (16.1)(a)        57.3
                                                              -----------   -----------     ----------      ----------
       Total current assets..............................         4,190.9         147.9         (301.0)        4,037.8
                                                              -----------   -----------     ----------      ----------

Property, plant and equipment, at cost...................         8,230.0         792.6         (792.6)(a)     8,615.9
                                                                                                 385.9 (b)
Less: accumulated depreciation...........................        (1,261.2)       (183.8)         183.8 (a)    (1,261.2)
                                                              -----------   -----------     ----------      ----------
   Property, plant and equipment, net....................         6,968.8         608.8         (222.9)        7,354.7
                                                              -----------   -----------     ----------      ----------

Intangible assets, net...................................           346.5             -              -           346.5
Goodwill.................................................         2,451.5             -              -         2,451.5
Investment in Valero L.P.................................           161.5             -              -           161.5
Deferred charges and other assets, net...................           522.3          43.2          (43.2)(a)       522.3
                                                              -----------   -----------     ----------      ----------
       Total assets......................................     $  14,641.5   $     799.9     $   (567.1)     $ 14,874.3
                                                              ===========   ===========     ==========      ==========

         LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:.....................................
   Short-term debt and current portion of long-term debt.     $      26.3   $     118.6     $   (118.6)(a)  $     26.3
   Accounts payable......................................         2,211.3         233.2         (233.2)(a)     2,211.3
   Accrued expenses......................................           311.4          87.8          (87.8)(a)       311.9
                                                                                                   0.5 (b)
   Taxes other than income taxes.........................           414.0           6.1           (6.1)(a)       414.0
   Income taxes payable..................................            49.0             -              -            49.0
                                                              -----------   -----------     ----------      ----------
       Total current liabilities.........................         3,012.0         445.7         (445.2)        3,012.5
                                                              -----------   -----------     ----------      ----------
Long-term debt, less current portion.....................         4,134.1         962.4         (962.4)(a)     4,134.1
                                                              -----------   -----------     ----------      ----------
Deferred income tax liabilities..........................         1,340.5             -              -         1,340.5
                                                              -----------   -----------     ----------      ----------
Other long-term liabilities..............................           982.4           4.0           (4.0)(a)       985.8
                                                                                                   3.4 (b)
                                                              -----------   -----------     ----------      ----------
Company-obligated preferred securities
      of subsidiary trusts...............................           372.5             -              -           372.5
                                                              -----------   -----------     ----------      ----------
Stockholders' equity (deficit):
   Mandatory convertible preferred stock.................               -             -          228.9 (b)       228.9
   Common stock..........................................             1.1             -              -             1.1
   Additional paid-in capital............................         3,674.1       1,709.0       (1,709.0)(a)     3,674.1
   Retained earnings (accumulated deficit)...............         1,073.3      (2,321.2)       2,321.2 (a)     1,073.3
   Treasury stock, at cost...............................            (3.0)            -              -            (3.0)
   Accumulated other comprehensive income................            54.5             -              -            54.5
                                                              -----------   -----------     ----------      ----------
       Total stockholders' equity (deficit)..............         4,800.0        (612.2)         841.1         5,028.9
                                                              -----------   -----------     ----------      ----------
       Total liabilities and stockholders' equity (deficit)   $  14,641.5   $     799.9     $   (567.1)     $ 14,874.3
                                                              ===========   ===========     ==========      ==========


                                    See notes to pro forma combined financial statements.

                            VALERO ENERGY CORPORATION

                     PRO FORMA COMBINED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 2003
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                       Valero        Orion       Pro Forma         Pro Forma
                                                                     Historical   Historical    Adjustments         Combined
                                                                    -----------   ----------    ------------      ------------
Operating revenues............................................      $   9,693.1   $    607.9    $          -      $   10,301.0
                                                                    -----------   ----------    ------------      ------------

Costs and expenses:
   Cost of sales and refining operating expenses..............          8,971.9        659.8               -           9,631.7
   Retail selling expenses....................................            171.2            -               -             171.2
   Administrative expenses....................................             74.8          9.2               -              84.0
   Depreciation and amortization expense......................            117.1          8.2            (8.2)(c)         121.0
                                                                                                         3.9 (c)
                                                                    -----------   ----------    ------------      ------------
        Total costs and expenses..............................          9,335.0        677.2            (4.3)         10,007.9
                                                                    -----------   ----------    ------------      ------------

Operating income (loss).......................................            358.1        (69.3)            4.3             293.1
Equity in earnings of Valero L.P..............................              1.5            -               -               1.5
Other income, net.............................................              0.3          0.1               -               0.4
Interest and debt expense:
   Incurred...................................................            (79.0)       (40.7)           40.7 (d)         (79.0)
   Capitalized................................................              3.9          0.5            (0.5)(d)           3.9
Minority interest in net income of Valero L.P.................             (2.4)           -               -              (2.4)
Distributions on preferred securities of subsidiary trusts....             (7.5)           -               -              (7.5)
                                                                    -----------   ----------    ------------      ------------
Income (loss) before income tax expense (benefit).............            274.9       (109.4)           44.5             210.0
Income tax expense (benefit)..................................            104.5            -           (24.7)(e)          79.8
                                                                    -----------   ----------    ------------      ------------

Net income (loss).............................................      $     170.4   $   (109.4)   $       69.2      $      130.2
                                                                    ===========   ==========    ============      ============

Net income (loss) available to common stockholders:
   Net income (loss)..........................................      $     170.4   $   (109.4)   $       69.2      $      130.2
   Dividends on mandatory convertible preferred stock.........                -            -            (1.1)(f)          (1.1)
                                                                    -----------   ----------    ------------      ------------

   Net income (loss) available to common stockholders.........      $     170.4   $   (109.4)   $       68.1      $      129.1
                                                                    ===========   ==========    ============      ============

Earnings per common share.....................................      $      1.58                                   $       1.20
   Weighted average common shares outstanding (in millions)...            107.7            -               -             107.7

Earnings per common share
 -assuming dilution...........................................      $      1.51                                   $       1.08

   Weighted average common equivalent shares
      outstanding (in millions)...............................            112.8            -             6.7 (g)         119.5

Dividends per common share....................................      $      0.10                                   $       0.10


                                      See notes to pro forma combined financial statements.

                            VALERO ENERGY CORPORATION

                     PRO FORMA COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                    Valero          Orion       Pro Forma          Pro Forma
                                                                  Historical      Historical   Adjustments          Combined
                                                                  -----------     -----------  ------------        ----------
Operating revenues............................................    $  26,976.2     $   1,995.4  $          -        $ 28,971.6
                                                                  -----------     -----------  ------------        ----------

Costs and expenses:
   Cost of sales and refining operating expenses..............       25,126.6         2,072.3             -          27,198.9
   Retail selling expenses....................................          647.3               -             -             647.3
   Administrative expenses....................................          282.1            41.2             -             323.3
   Depreciation and amortization expense......................          449.3            33.1         (33.1)(c)         464.7
                                                                                                       15.4 (c)
                                                                  -----------     -----------  ------------        ----------
        Total costs and expenses..............................       26,505.3         2,146.6         (17.7)         28,634.2
                                                                  -----------     -----------  ------------        ----------

Operating income (loss).......................................          470.9          (151.2)         17.7             337.4
Other income (expense), net...................................            8.6             0.4          (0.2)(d)           8.8
Interest and debt expense:
   Incurred...................................................         (301.9)         (137.8)        137.8 (d)        (301.9)
   Capitalized................................................           16.2             2.7          (2.7)(d)          16.2
Minority interest in net income of Valero L.P.................          (14.1)              -             -             (14.1)
Distributions on preferred securities of subsidiary trusts....          (30.0)              -             -             (30.0)
                                                                  -----------     -----------  ------------        ----------
Income (loss) before income tax expense (benefit).............          149.7          (285.9)        152.6              16.4
Income tax expense (benefit)..................................           58.2               -         (54.7)(e)           3.5
                                                                  -----------     -----------  ------------        ----------

Net income (loss).............................................    $      91.5     $    (285.9) $      207.3        $     12.9
                                                                  ===========     ===========  ============        ==========

Net income (loss) available to common stockholders:
   Net income (loss)..........................................    $      91.5     $    (285.9) $      207.3        $     12.9
   Dividends on mandatory convertible preferred stock.........              -               -          (4.6)(f)          (4.6)
                                                                  -----------     -----------  ------------        ----------

   Net income (loss) available to common stockholders.........    $      91.5     $    (285.9) $      202.7        $      8.3
                                                                  ===========     ===========  ============        ==========

Earnings per common share.....................................    $      0.86                                      $     0.08
   Weighted average common shares outstanding (in millions)...          105.8               -             -             105.8

Earnings per common share
  - assuming dilution.........................................    $      0.83                                      $     0.08

   Weighted average common equivalent shares
        outstanding (in millions).............................          110.1               -             - (h)         110.1

Dividends per common share....................................    $      0.40                                      $     0.40


                                       See notes to pro forma combined financial statements.

                            VALERO ENERGY CORPORATION

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)

(a) To reverse the historical cost of the individual assets and liabilities of Orion, and the offsetting stockholders' deficit.

(b) To reflect the allocation of the purchase price, including transaction costs incurred in the acquisition, to the assets acquired and liabilities assumed based on their estimated fair values as follows (in millions):


              Inventories.........................      $ 154.5
              Property, plant and equipment.......        385.9
              Accrued expenses....................         (0.5)
              Other long-term liabilities.........         (3.4)
                                                        -------
                                                        $ 536.5
                                                        =======

    The consideration for the above included the issuance by Valero of $228.9 million stated value of mandatory convertible preferred stock (net of $21.1 million stated value of mandatory convertible preferred stock held in escrow pending the satisfaction of certain conditions stipulated in the Purchase and Sale Agreement which was filed as an exhibit to the Form S-3 for the registration of the mandatory convertible preferred stock on July 11, 2003) with the remainder paid in cash.

(c) To reverse historical depreciation expense and record depreciation expense over an estimated life of 25 years, 10% salvage value, based on the portion of the acquisition cost allocated to property, plant and equipment.

(d) To reverse historical interest expense incurred and capitalized by Orion, as well as interest income earned by Orion.

(e) To reflect the tax effect of the pro forma pre-tax income adjustments related to the Orion acquisition and to adjust the effective tax rate to the rate that would have been incurred by Valero with respect to the assets acquired.

(f) To record dividends on the 2% mandatory convertible preferred stock.

(g) To reflect the issuance of common stock upon the assumed conversion of the mandatory convertible preferred stock as of the beginning of the period presented.

(h) Conversion of the mandatory convertible preferred stock is not assumed because the effect would be antidilutive.